UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

GYRODYNE, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0–11

GYRODYNE, LLC

Dear Fellow Shareholder,

You are cordially invited to attend the annual meeting of shareholders (the “Annual Meeting”) of Gyrodyne, LLC (the “Company”), to be held at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780, on November 5, 2025 at 11:00 a.m. Eastern Time. More details on the Annual Meeting can be found on the enclosed notice of annual meeting of shareholders and proxy statement. You should have also received a proxy card or voting instruction form and postage-paid envelope, which are being solicited on behalf of our board of directors (the “Board”).

After reading the notice of annual meeting of shareholders and the proxy statement, please vote over the Internet as instructed in the proxy statement or on the proxy card. If you received a paper copy of the proxy card by mail, you may also vote by completing, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope provided. Instructions regarding these methods of voting are contained in the proxy statement and on the proxy card. Please vote by whichever method is most convenient for you to ensure that your shares are represented at the Annual Meeting. The proxy statement and the proxy card are first being made available to shareholders on or about October 17, 2025.

We appreciate and encourage shareholder participation in the Company’s affairs. We are confident that our Board candidate has the right mix of professional achievements, skill, experience and reputation that qualifies the Company’s candidate to serve as a shareholder representative overseeing the management of the Company. We are committed to engaging with our shareholders and continuing to respond to shareholder concerns about the Company, and we believe we are in the best position to oversee the execution of our long-term strategic plan to realize shareholder value. The Board unanimously recommends that you vote “FOR” Richard B. Smith.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please exercise your right to vote as soon as possible by completing, signing, dating and promptly returning the enclosed proxy card by mail in the postage-paid envelope provided, or by using Internet voting as instructed in the proxy statement or on the enclosed proxy card.

Thank you for your support.

Very truly yours,

Gary J. Fitlin

President and Chief Executive Officer

If you have any questions or need any assistance in authorizing a proxy or voting your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.

7 Penn Plaza, Suite 503

New York, New York 10001

Call Toll Free: 1-800-322-2885

Email: proxy@mackenziepartners.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON November 5, 2025 at 11:00 a.m. EASTERN TIME

NOTICE IS HEREBY GIVEN, pursuant to the Amended and Restated Limited Liability Company Agreement of Gyrodyne, LLC (the “Company”), that the annual meeting of shareholders (the “Annual Meeting”) of the Company will be held at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780, on November 5, 2025 at 11:00 a.m. Eastern Time.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following proposals:

Proposal 1:

To elect one director to a three-year term of office ending at the Company’s 2028 annual meeting of shareholders, to serve until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal;

Proposal 2:	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement; and

Proposal 3:	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Shareholders may also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our board of directors (the “Board”) unanimously recommends that you vote “FOR” the election of your Board’s nominee under Proposal 1, and “FOR” each of Proposals 2 and 3.

Each of the proposals is described more fully in the proxy statement accompanying this notice of annual meeting of shareholders, which you are urged to read carefully.

Our Board has fixed the close of business on September 15, 2025 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. In addition to this notice of annual meeting of shareholders, enclosed in this mailing are the proxy statement, the proxy card, the Annual Report on Form 10-K for the year ended December 31, 2024 and the President’s letter to shareholders.

The Board is pleased to nominate Richard B. Smith as a director on our Board. Your vote is very important. Whether or not you expect to attend the Annual Meeting, we encourage you to submit your proxy as soon as possible by accessing the Internet site described in the proxy statement or on the proxy card provided to you, or by completing, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope provided. You are urged to vote your shares promptly by following the instructions on the proxy card even if your shares have been sold after the record date. For specific instructions on how to vote your shares, please refer to the proxy card or the section entitled “Questions and Answers About the Annual Meeting” beginning on page 6 of the proxy statement. The proxy is revocable and will not affect your right to vote if you attend the Annual Meeting.

If your shares are held by a broker, bank or other nominee (i.e., your shares are held in “street name”), you will receive a voting instruction form from that broker, bank or other nominee. You must provide voting instructions by completing the voting instruction form and promptly returning it to your broker, bank or other nominee for your shares to be voted. We recommend that you instruct your broker, bank or other nominee to vote your shares on the proxy card.

YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF YOUR BOARD’S NOMINEE UNDER PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3 USING THE ENCLOSED PROXY CARD.

YOUR VOTE IS IMPORTANT

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND. ACCORDINGLY, WE ENCOURAGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE, OR VOTE OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. GIVING YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING, BUT WILL HELP ASSURE A QUORUM. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO SHAREHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY. FOR IDENTIFICATION PURPOSES, “STREET NAME” SHAREHOLDERS WILL NEED TO OBTAIN A LEGAL PROXY FROM YOUR BROKER, BANK OR OTHER NOMINEE AS OF THE RECORD DATE.

If you have any questions or need any assistance in authorizing a proxy or voting your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.

7 Penn Plaza, Suite 503

New York, New York 10001

Call Toll Free: 1-800-322-2885

Email: proxy@mackenziepartners.com

We thank you for your continued support of the Company and look forward to your participation at our Annual Meeting.

By Order of the Board of Directors,

Peter Pitsiokos
Corporate Secretary
October 17, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON November 5, 2025 at 11:00 a.m. EASTERN TIME

Enclosed in this mailing are the notice of annual meeting of shareholders, the proxy statement, the proxy card, the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and the President’s letter to shareholders.

In addition to delivering these proxy materials for the Annual Meeting to shareholders by mail, the notice of annual meeting of shareholders, the proxy statement, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are also available free of charge on our website, https://www.gyrodyne.com/proxy.php. Information on this website, other than this proxy statement, is not a part of the proxy statement. You may also obtain these materials free of charge at the website of the U.S. Securities and Exchange Commission at http://www.sec.gov.

GYRODYNE, LLC

PROXY STATEMENT

INTRODUCTION

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Gyrodyne, LLC, a New York limited liability company (the “Company”), the principal executive offices of which are located at One Flowerfield, Suite 24, Saint James, New York 11780. The proxy statement and the proxy card are first being made available to shareholders on or about October 17, 2025.

The proxy is being solicited for use at the Company’s 2025 annual meeting of shareholders (the “Annual Meeting”) to be held on November 5, 2025 at 11:00 a.m. Eastern Time, at Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780. Only shareholders of record on September 15, 2025 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Each share is entitled to one vote. At the close of business on September 15, 2025, the Company had outstanding and entitled to vote 2,199,308 common shares of limited liability company interests.

A shareholder who executes a proxy may revoke it at any time before it is exercised by (i) following the instructions provided on the proxy card to submit a proxy over the Internet or by completing, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope provided, (ii) submitting written notice of the revocation to our Corporate Secretary or (iii) personally appearing at the Annual Meeting and voting your shares. You may attend the Annual Meeting and vote in person. At your request, we will give you a ballot or a proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must first contact your broker, bank or other nominee to obtain a legal proxy from the broker, bank or other nominee that holds your shares as of the Record Date, indicating that you were a beneficial owner of shares as of the close of business on such date and the number of shares you beneficially owned at that time.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement, the enclosed proxy card and our Annual Report on Form 10-K for the year ended December 31, 2024 are first being mailed to the Company’s shareholders and will be made available on the Internet at https://www.gyrodyne.com/proxy.php on or about October 17, 2025. You may also obtain these materials free of charge at the SEC’s website at http://www.sec.gov.

References to the Company’s website in this proxy statement do not incorporate by reference the information contained on the website, and such information should not be considered a part of this proxy statement.

TABLE OF CONTENTS

INTRODUCTION	1
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION	3
PROXY STATEMENT SUMMARY	4
The Annual Meeting	4
Agenda and Board Recommendations	4
Board of Directors	5
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	6
DISCUSSION OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING	12
PROPOSAL 1: ELECTION OF DIRECTOR	12
Nominee for Election	12
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
INFORMATION ABOUT YOUR BOARD OF DIRECTORS AND MANAGEMENT	17
REPORT OF THE AUDIT COMMITTEE	19
EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES WHO ARE NOT DIRECTORS	20
EXECUTIVE COMPENSATION	20
SUMMARY COMPENSATION TABLE	20
NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE	21
COMPENSATION OF DIRECTORS	24
TRANSACTIONS WITH CERTAIN RELATED PERSONS	26
PROPOSAL 2: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION	27
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING	29
ADDITIONAL INFORMATION	30
Other Business	30
Costs of the Solicitation	30
Where You Can Find More Information	30
APPENDIX A	31

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

The statements made in this proxy statement and in other materials the Company has filed or may file with the SEC, in each case that are not historical facts, contain “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which can be identified by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “projects,” “estimates,” “believes,” “seeks,” “could,” “should,” or “continue,” the negative thereof, and other variations or comparable terminology as well as statements regarding the evaluation of liquidation contingencies. These forward-looking statements are based on the current plans and expectations of management and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those reflected in such forward-looking statements. Such risks and uncertainties include, but are not limited to, risks and uncertainties generally relating to our efforts to enhance the values of our remaining properties and seek the orderly, strategic sale of such properties as soon as reasonably practicable, risks associated with the Article 78 Proceeding against the Company and any other litigation that may develop in connection with our efforts to enhance the value of and sell our properties, risks relating to our national marketing campaign led by JLL for the sale of our Flowerfield and Cortlandt Manor properties, risks associated with our purchase and sale agreement with B2K (and future purchase and sale agreements for our remaining properties that may be contingent on years-long regulatory contingencies) in light of our financial condition, community activism risk, proxy contests and other actions of activist shareholders, regulatory enforcement risk, risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, the potential residual effects of the COVID-19 pandemic, lingering risks relating to the 2023 banking crisis and closure of two major banks (including one with whom we indirectly had a mortgage loan which the FDIC transferred in December 2023 to a new holder following the banks closure), ongoing inflation risk, ongoing interest rate uncertainty, recession uncertainty and supply chain constraints or disruptions and other risks detailed from time to time in the Company’s SEC reports. These and other matters the Company discuss in this proxy statement, or in the documents it incorporates by reference into this proxy statement, may cause actual results to differ from those the Company describes. The Company assumes no obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise.

New factors emerge from time to time, and it is not possible for us to predict which factors will affect future results. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. The Company assumes no obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise.

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement about the Company and the Annual Meeting. This summary does not contain all the information you should consider in deciding how to vote your shares. Shareholders should read this entire proxy statement before voting.

The Annual Meeting

Time and Date:	Wednesday, November 5, 2025 at 11:00 a.m. Eastern Time
Place:	Flowerfield Celebrations, Mills Pond Road, Saint James, New York 11780
Record Date:	The close of business on September 15, 2025
Attendance at the Annual Meeting:	Shareholders as of the Record Date will be able to attend the Annual Meeting. More information on attending the Annual Meeting can be found in this proxy statement.
Voting:

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible by following the instructions on the enclosed proxy card. Returning the proxy card does not deprive you of your right to attend the Annual Meeting, and you may still vote your shares at the Annual Meeting. Shareholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Such shareholders are urged to submit the enclosed proxy card, even if their shares were sold after such date.

We urge you to VOTE TODAY by:

INTERNET: www.cesvote.com

MAIL: Complete, sign, date and promptly return the enclosed proxy card in the postage-paid envelope provided

Agenda and Board Recommendations

Proposal	Board Recommendation

1.        Election of Director

To elect one director to the Board. The Company’s director nominee is standing for election for a three-year term ending at the 2028 annual meeting of shareholders (the “2028 Annual Meeting”), to serve until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.

“FOR” the Company’s nominee, Richard B. Smith (the “Company Nominee”)

2.        Non-Binding Advisory Vote to Approve Executive Compensation

To approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in this proxy statement. The Board will review the results and take them into consideration when making future decisions regarding executive compensation.

“FOR”

3.        Ratification of the Appointment of Baker Tilly US, LLP (“Baker Tilly”) as Our Independent Registered Public Accounting Firm for 2025

To ratify the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

“FOR”

Board of Directors

				Committees
Name & Principal Occupation or Employment	Age	First Became a Director[1]	Current Term Expires	Audit	Nominating	Compensation	Investment
Nominee for Election
Richard B. Smith Mayor of the Incorporated Village of Nissequogue Director of the Company	71	2002	2025	√		√	√
Continuing Directors
Jan H. Loeb Managing Member, Leap Tide Capital Management LLC (“Leap Tide”) Director of the Company	66	2023	2026		√	√	√
Nader G.M. Salour Principal, Cypress Realty of Florida, LLC Director of the Company	66	2006	2026	√	√	√	√
Ronald J. Macklin Director of the Company	63	2003	2027	√	√	√
Non-Continuing Director
Paul L. Lamb Partner of LambZankel, LLP Chairman of the Board	80	1997	2025			√

1 Commencement dates refer to year in which each director other than Jan Loeb became a member of the board of directors of Gyrodyne Company of America, Inc., which on August 31, 2015 merged with Gyrodyne Special Distribution, LLC into the Company with the Company surviving the merger (the “Merger”). Effective with the Merger, all directors of Gyrodyne Company of America, Inc. continued as directors of the Company. Jan Loeb was appointed by the Board as a director on July 28, 2023 to fill the vacancy created by the resignation of Philip F. Palmedo, who resigned as a director on July 28, 2023 due to health concerns.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT?

You are receiving this proxy statement and the enclosed proxy card because you were a holder of our common shares of limited liability company interests as of the Record Date. As further described below, we request that you promptly use the proxy card to vote to: (i) elect one director to a three-year term of office ending at the 2028 Annual Meeting, to serve until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal; (ii) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement; and (iii) ratify the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION OF THE COMPANY NOMINEE—MR. SMITH—ON PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3, USING THE PROXY CARD.

WHO IS SOLICITING PROXIES FOR THE ANNUAL MEETING WITH THIS PROXY STATEMENT?

Our Board is soliciting your proxy to vote your shares on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting. Solicitation of proxies may be in person, by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or employees.

Additionally, the Company has retained MacKenzie Partners, Inc. (“MacKenzie”), a proxy solicitation firm, which may solicit proxies on the Board’s behalf. You may also be solicited by press releases issued by us, postings on our website or other websites or otherwise. Unless expressly indicated otherwise, information contained on our website is not part of this proxy statement. In addition, none of the information on the other websites, if any, listed in this proxy statement is part of this proxy statement. Such website addresses are intended to be inactive textual references only.

Under applicable SEC rules and regulations, members of the Board, the Company Nominee and certain officers and employees of the Company are “Participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting (each such person, a “Participant”). For more information on the Participants in the Board’s solicitation, please see “Additional Information Regarding Participants in the Solicitation” in Appendix A to this proxy statement.

WHAT MATTERS AM I VOTING ON? HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THESE MATTERS?

Proposal 1: Election of Director

The Board is asking shareholders to elect one director to the Board at the Annual Meeting. The director nominee is standing for election for a three-year term ending at the 2028 Annual Meeting, to serve until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal.

The Board has nominated and unanimously recommends the election of a highly qualified individual for election as director, who is an incumbent. For more information on the Company Nominee, please see “DISCUSSION OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING - PROPOSAL 1: ELECTION OF DIRECTOR” on page 12 of this proxy statement. You may vote for the Company Nominee on the enclosed proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE COMPANY NOMINEE—MR. SMITH—ON THE PROXY CARD.

Proposal 2: Non-Binding Advisory Vote to Approve Executive Compensation (also known as “Say-on-Pay”)

The Board is asking shareholders to approve, on a non-binding advisory basis, the compensation of the named executive officers as disclosed in this proxy statement. As an advisory vote, the result will not be binding on the Board. This “Say-on-Pay” vote will, however, provide us with important feedback from our shareholders about our executive compensation philosophy, objectives and program. The Board values the opinions of our shareholders and expects to take into account the outcome of the vote when considering future executive compensation decisions and when evaluating the Company’s executive compensation program.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF EXECUTIVE COMPENSATION ON A NON-BINDING, ADVISORY BASIS.

Proposal 3: Ratification of the Appointment of Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

Shareholders are being asked to ratify the selection of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF BAKER TILLY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

HOW DO I VOTE?

If you are a registered shareholder (that is, you hold shares in your name directly on the books of our transfer agent, Computershare Trust Company, N.A. (“Computershare”), and not through a broker, bank or other nominee) you may choose either of two methods to submit your proxy to have your shares voted in advance of the Annual Meeting:

●

Internet: You may submit your proxy online via the Internet by accessing the following website and following the instructions provided: http://www.cesvote.com. You may navigate to the online voting site by entering your 8-digit control number found on the enclosed proxy card. After receiving printed copies of the proxy materials, have your proxy card ready when you access the site and follow the prompts to record your vote. This vote will be counted immediately and there is no need to mail in any proxy card you may have received.

●

Mail: If you received your Annual Meeting material by mail, you also may choose to grant your proxy by completing, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope provided.

If you vote on the Internet by the applicable deadline, or properly fill in your proxy card if you received one by mail and we receive it in time to vote at the Annual Meeting, your “proxy” (the individual named on the proxy card) will vote your shares on your behalf as you have directed. If you sign and return a proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares as recommended by the Board, as follows: (i) “FOR” our Company Nominee—Mr. Smith—for election to the Board; (ii) “FOR” the resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement; and (iii) “FOR” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ended December 31, 2025.

If you are the beneficial owner of shares (that is, you held your shares in “street name” through an intermediary such as a broker, bank or other nominee) as of the Record Date, you will receive instructions from your broker, bank or other nominee as to how to vote your shares or submit a proxy to have your shares voted. PLEASE USE THE VOTING FORMS AND INSTRUCTIONS PROVIDED BY YOUR BROKER, BANK OR OTHER NOMINEE. In most cases, you will be able to do this by mail or via the Internet. As discussed herein, your broker, bank or other nominee may not be able to vote your shares on any matters at the Annual Meeting, unless you provide instructions on how to vote your shares. You should instruct your broker, bank or other nominee how to vote your shares by following the directions provided by your broker, bank or other nominee.

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares on the proxy card TODAY by Internet or mail to ensure that your votes are counted at the Annual Meeting.

If you have any questions or require assistance in submitting a proxy for your shares, please call MacKenzie at 1-800-322-2885 (toll free) or 212-929-5500 (call collect).

WHAT IS A PROXY? WHAT SHARES ARE INCLUDED ON A PROXY CARD?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Your Board has designated Gary J. Fitlin and Peter Pitsiokos as the Company’s proxies for the Annual Meeting.

Each proxy or voting instruction card represents the shares registered to you as of the close of business on the Record Date. You may receive more than one proxy or voting instruction card if you hold your shares in multiple accounts, some of your shares are registered directly in your name with the Company’s transfer agent, or some of your shares are held in “street name” through a broker, bank or other nominee. Please vote the shares on each proxy card or voting instruction form to ensure that all of your shares are counted at the Annual Meeting.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

Yes. If your shares are registered directly in your name, you may change your vote or revoke your proxy by:

●	Following the instructions provided on the proxy card to submit a proxy over the Internet or by completing, signing, dating and promptly returning a later dated proxy card;
●	Delivering written notice of revocation to the Corporate Secretary at One Flowerfield, Suite 24, St. James, New York 11780 that is received on or before 11:59 p.m. Eastern Time on November 4, 2025; or
●	Personally appearing at the Annual Meeting and voting your shares.

If your shares are held in “street name,” you should contact your broker, bank or other nominee directly to change your vote or revoke your proxy.

WHO IS ENTITLED TO VOTE? HOW MANY SHARES ARE OUTSTANDING? HOW MANY VOTES DO I HAVE?

Only holders of record of our common shares of limited liability company interests at the close of business on September 15, 2025, which is the Record Date, will be entitled to receive notice of, to attend, and to vote at the Annual Meeting. At the close of business on the Record Date, 2,199,308 shares of our limited liability company interests were outstanding and eligible to be voted. Holders of the Company’s common shares of limited liability company interests are entitled to one vote for each share held as of the Record Date. Cumulative voting is not permitted in the election of directors.

WHAT IS THE DEADLINE FOR VOTING?

The deadline for voting by Internet is 11:59 p.m. Eastern Time on November 4, 2025. Votes cast by mail must be received no later than the start of the Annual Meeting. If you attend the Annual Meeting, you may vote your shares in person; at your request, we will give you a ballot or a proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, in order to vote at the Annual Meeting you must contact your broker, bank or other nominee to obtain a legal proxy from the broker, bank or other nominee that holds your shares as of the Record Date, indicating that you were a beneficial owner of shares as of close of business on such date and the number of shares you beneficially owned at that time.

IF I CAN’T ATTEND THE ANNUAL MEETING, CAN I VOTE LATER?

We encourage shareholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials, regardless of whether you think you will be able to attend the Annual Meeting. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.

WHAT CONSTITUTES A QUORUM?

The Company is organized in the State of New York. As a result, the New York Limited Liability Company Law and our Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) govern the voting standards applicable to actions taken by our shareholders. The holders of a majority in voting power of all issued and outstanding shares entitled to vote at the Annual Meeting, present at the Annual Meeting or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting, and business may not be conducted at the Annual Meeting unless a quorum is present.

WHAT IS A “BROKER NON-VOTE”?

If, on the Record Date, your shares were held by a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee. If your shares are held in “street name” (that is, held by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. Please follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank or other nominee may also include information about how to submit your voting instructions over the Internet, if such option is available.

If you are a “street name” holder and your shares are registered in the name of a broker, the New York Stock Exchange (the “NYSE”) rules applicable to brokers determine whether your broker may vote your shares in its discretion if it does not receive voting instructions from you. A “broker non-vote” occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you own your shares in “street name” and do not provide voting instructions to your broker, then your shares will not be voted at the Annual Meeting on any proposal with respect to which your broker does not have discretionary authority.

Further, the “broker non-votes” will not be counted for purposes of determining whether a quorum exists at the Annual Meeting.

However, for brokers, banks or other nominees that receive proxy materials only from the Company, the broker, bank or other nominee will be entitled to vote shares held for a beneficial owner on routine matters, such as Proposal 3, without instructions from the beneficial owner of those shares. In that event, the broker, bank or other nominee is not entitled to vote the shares on non-routine items. Accordingly, if you receive proxy materials only from the Company and you do not submit any voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may exercise discretion to vote your shares on Proposal 3, even in the absence of your instruction. If your shares are voted on Proposal 3, as directed by your broker, bank or other nominee without your instruction, your shares will constitute “broker non-votes” on each of the non-routine proposals (i.e., Proposals 1 and 2). In the event your broker, bank or other nominee receives proxy materials only from the Company, the “broker non-votes” will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

IF YOUR SHARES ARE HELD IN “STREET NAME,” WE ENCOURAGE YOU TO PROVIDE VOTING INSTRUCTIONS ON THE VOTING INSTRUCTION FORM PROVIDED BY THE BROKER, BANK OR OTHER NOMINEE THAT HOLDS YOUR SHARES, IN EACH CASE BY CAREFULLY FOLLOWING THE INSTRUCTIONS PROVIDED.

WHAT VOTE IS REQUIRED, AND HOW WILL MY VOTES BE COUNTED TO ELECT THE DIRECTOR NOMINEE AND TO APPROVE EACH OF THE OTHER PROPOSALS?

Proposal	Voting Standard	Board Recommendation	Effect of Abstentions and Withholdings	Effect of “Broker Non-Votes”
Proposal 1 Election of One Director to the Board	Plurality of votes cast, meaning that the nominee receiving the most votes “FOR” his election will be elected to the Board.	“FOR” the COMPANY NOMINEE: Richard B. Smith	Withhold votes have no effect on the outcome of the election of director.	Broker discretionary voting is not permitted, and “broker non-votes” will have no effect on the outcome of this proposal.
Proposal 2 Non-Binding Advisory Vote to Approve Executive Compensation (also known as “Say-on-Pay”)	Majority of shares present in person or by proxy and entitled to vote on the matter.	“FOR”	Abstentions have the same effect as a vote against the proposal.	Broker discretionary voting is not permitted, and “broker non-votes” will have no effect on the outcome of this proposal.
Proposal 3 Ratification of Appointment of Baker Tilly as Our Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2025	Majority of shares present in person or by proxy and entitled to vote on the matter.	“FOR”	Abstentions have the same effect as a vote against the proposal.

Unless your broker, bank or other nominee receives proxy materials only from the Company, broker discretionary voting is not permitted, and “broker non-votes” will have no effect on the outcome of this proposal.

HOW WILL SHARES BE VOTED ON THE PROXY CARD?

The shares represented by any proxy card that is properly completed, executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail or Internet. If you return a validly executed and dated proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: “FOR” the election of the Company Nominee recommended by our Board as set forth on the proxy card (Proposal 1); “FOR” the approval, on a non-binding advisory basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement (also known as “Say-on-Pay”) (Proposal 2); and “FOR” the ratification of the appointment of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 3).

Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed proxy card in accordance with their best judgment and in the manner they believe to be in the best interests of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

WILL THERE BE A PROXY CONTEST AT THE ANNUAL MEETING?

No.  On October 16, 2025, we entered into a cooperation agreement (the “Cooperation Agreement”) with Star Equity Fund, LP, thus avoiding a proxy contest that would have been enormously expensive for the Company and would have created a tremendous distraction for our Board and Management.

Under the Cooperation Agreement, Star Equity irrevocably withdrew its director nominations and ceased all solicitation and other activity in connection with the Annual Meeting.  Star Equity also agreed to certain customary standstill provisions and a commitment to vote all Gyrodyne shares it owns in accordance with the Board’s recommendations including on the election of directors, except that Star Equity will be permitted to vote in its discretion on any proposal regarding certain extraordinary transactions, and in accordance with the recommendation of Institutional Shareholder Services to the extent the recommendation differs from the Board’s recommendation on any matter presented to the shareholders at a special meeting of shareholders following the Annual Meeting.  Star Equity’s obligations will continue until December 31, 2026, or December 31, 2027 if the Board re-nominates both Nader G.M. Salour and Jan H. Loeb for election at the Company’s 2026 annual meeting and both Messrs. Salour and Loeb agree to such re-nomination.

Under the Cooperation Agreement, the Company agreed to nominate only one Board member, Richard Smith, for election for another three year term and to reduce the size of our board to four directors.

If any of Jan H. Loeb, Nader G.M. Salour, Richard B. Smith or Ronald J. Macklin (each, a “Continuing Director”) resigns or ceases to be a director due to death or disability, then the Board and Star Equity will engage in good faith discussions to identify a mutually acceptable independent (as defined under Nasdaq listing rules) replacement director (the “Replacement Director”), and if they cannot agree the size of the Board will be reduced to three directors. In such event, if a remaining Continuing Director subsequently resigns or ceases to be a director due to death or disability, then the Board may not make an additional appointment until the Board and Star Equity identify a mutually acceptable Replacement Director.

The Company also agreed not to increase Board fees and to limit the aggregate fee paid to the Chairperson of the Board to $65,000.

As part of the resolution of the proxy contest, the Company agreed to reimburse Star Equity for its reasonable and documented expenses up to $25,000.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached as exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on October 17, 2025.

WHAT IF I RECEIVE MORE THAN ONE PROXY CARD OR SET OF PROXY MATERIALS FROM THE COMPANY?

If your shares are held in more than one account, you will receive more than one proxy card, and in that case, you can and are urged to vote all of your shares by completing, signing, dating and promptly returning each proxy card you receive from the Company in the postage-paid envelope provided. If you choose to vote via the Internet, please vote using each proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

WHERE CAN I FIND THE RESULTS OF THE VOTING?

The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us. The Current Report on Form 8-K will be available on the Internet at the SEC’s website, http://www.sec.gov.

WILL I HAVE APPRAISAL OR SIMILAR DISSENTERS’ RIGHTS IN CONNECTION WITH THE PROPOSALS BEING VOTED ON AT THE ANNUAL MEETING?

No. Neither the applicable New York law nor the LLC Agreement provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals set forth in this proxy statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

WHAT IS HOUSEHOLDING AND HOW DOES IT AFFECT ME?

The SEC has approved rules that permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process is commonly referred to as “householding” and is intended to provide extra convenience for shareholders and reduce our printing and postage costs. This means that only one copy of this proxy statement will be sent to multiple shareholders in your household unless we have received contrary instructions from one or more of such shareholders. We will promptly deliver a separate copy of this proxy statement and any future annual report and proxy or information statements to you at your shared address if you contact us at: One Flowerfield, Suite 24, Saint James, New York 11780, attn: Corporate Secretary of the Company. If you want to receive separate copies of this proxy statement or annual report to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your broker, bank or other nominee record holder, or you may contact us at the above address or by telephone at (631) 584-5400.

WHOM DO I CONTACT IF I HAVE QUESTIONS ABOUT THE ANNUAL MEETING?

If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor:

MacKenzie Partners, Inc.

7 Penn Plaza, Suite 503

New York, New York 10001

Call Toll Free: 1-800-322-2885

Email: proxy@mackenziepartners.com

DISCUSSION OF PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1: ELECTION OF DIRECTOR

The LLC Agreement provides that there shall be no fewer than three, nor more than seven, directors. It also provides that our Board be divided into three classes of directors serving staggered terms of office with each class to consist, as nearly as possible, of one-third of the total number of directors constituting our entire Board. Upon the expiration of the term of office for a class of directors, each nominee for that class will stand for election to a three-year term, each to serve until the election and qualification of his or her successor. At the Annual Meeting, one director of the Company is to be elected to a three-year term, to serve until his or her successor has been duly elected and qualified.

Our Board has nominated Richard Smith to serve a three-year term, upon the recommendation of our Nominating Committee. Mr. Smith is a current member of the Board, with a term expiring at the Annual Meeting.

Your Board unanimously recommends that you vote “FOR” the election of Mr. Smith under Proposal 1 using the enclosed proxy card.

Each properly executed proxy card received will be voted in accordance with the instructions given thereon. If you are a shareholder of record and you sign your proxy card but give no instructions with respect to the voting of directors, the shares covered by the proxy card will be voted “FOR” the election of Mr. Smith as director, to serve a three-year term or until his successor has been duly elected and qualified. If you are a beneficial owner holding your shares in “street name” and you do not give voting instructions to your broker, bank or other nominee, that organization will leave your shares unvoted on this matter.

Mr. Smith has consented to serve as a nominee of the Company, to be named as a nominee in any proxy statement related to the Annual Meeting and to serve as a director if elected. Should the Company Nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed proxy card will vote for the election of a nominee designated by our Board, or alternatively, not vote for any nominee. As of the date of this proxy statement, we are not aware that the Company Nominee is unable or will decline to serve as director if elected.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE COMPANY NOMINEE—MR. SMITH—TO BE ELECTED AS DIRECTOR. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED PROXY CARD TO VOTE FOR THE COMPANY NOMINEE IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION.

Nominee for Election

The following is a brief biography of the Company Nominee for director and a discussion of the specific experience, qualifications, attributes or skills of the nominee that led the Board, based on the recommendation of the Nominating Committee, to nominate such person for director, as of the date of this proxy statement.

The Nominating Committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the Nominating Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating Committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating Committee to believe that the Company Nominee should continue to serve on the Board.

Name & Principal Occupation or Employment	Age	First Became a Director[1]	Current Board Term Expires
Nominee for Election
Richard B. Smith Mayor of the Incorporated Village of Nissequogue Director of the Company	71	2002	2025
Continuing Directors
Jan H. Loeb Managing Member, Leap Tide Director of the Company	66	2023	2026
Nader G.M. Salour Principal, Cypress Realty of Florida, LLC Director of the Company	66	2006	2026
Ronald J. Macklin Retired Director of the Company	63	2003	2027
Non-Continuing Director
Paul L. Lamb Partner of Lamb & Barnosky, LLP Chairman of the Board	80	1997	2025

 1 Commencement dates refer to year in which each director other than Jan Loeb became a member of the board of directors of Gyrodyne Company of America, Inc., which on August 31, 2015 merged with Gyrodyne Special Distribution, LLC into the Company, with the Company surviving the Merger. Effective with the Merger, all directors of Gyrodyne Company of America, Inc. continued as directors of the Company.

Richard B. Smith was appointed to our Board in November 2002 and then elected by the shareholders at the Company’s 2003 annual meeting of shareholders. Mr. Smith was a Vice President in the Commercial Banking Division of the First National Bank of Long Island, a one-bank holding company, from February 2006 through December 2018. He previously served as Senior Vice President for Private Banking at Suffolk County National Bank from May 2000 to February 2005. Previously, he worked for ten years at Key Bank (Dime Savings Bank) and for three years at L.I. Trust/Apple Bank. He earned an MBA in Finance from SUNY Albany in 1983. Mr. Smith serves as the Mayor of the Incorporated Village of Nissequogue and as a Trustee of the Smithtown Historical Society. He is also a former Trustee for St. Catherine’s Medical Center in Smithtown, New York.

Our Board concluded that Mr. Smith should serve as a director of the Company because of his background in both the Long Island financial sector and his role in, and experience with, local government issues and zoning matters.

Jan H. Loeb was appointed to our Board in July 2023 pursuant to the terms of the Loeb Cooperation Agreement (as defined below) with Leap Tide, a hedge fund manager. Mr. Loeb has more than forty years of business, money management and investment banking experience. He has been the Managing Member of Leap Tide since 2007. From 2005 to 2007, he served as the President of Leap Tide’s predecessor, Leap Tide Capital Management Inc., which was formerly known as AmTrust Capital Management Inc. He served as a Portfolio Manager of Chesapeake Partners, privately-owned hedge fund sponsor investing in the public equity and alternative investment markets, from February 2004 to January 2005. From January 2002 to December 2004, he served as Managing Director at Jefferies & Company, Inc., an American multinational independent investment bank and financial services company. From 1994 to 2001, he served as Managing Director at Dresdner Kleinwort Wasserstein, Inc. (formerly Wasserstein Perella & Co., Inc.), a boutique investment banking firm. He served as a Lead Director of American Pacific Corporation, a chemical manufacturing corporation, from July 8, 2013 to February 27, 2014, and also served as its Director from January 1997 to February 27, 2014. He served as an Independent Director of Pernix Therapeutics Holdings Inc. (formerly, Golf Trust of America, Inc.), a specialty pharmaceutical business, from 2006 to August 31, 2011. He served as a Director of aerospace and defense company TAT Technologies, Ltd. from August 2009 to December 21, 2016. He served as a Director of Keweenaw Land Association, Ltd., a subsurface mineral mining company, from December 2016 until May 2019. He has served as President, Executive Chairman and board member of Novelstem International Corp., a biotechnology company, since June 2018.  He has served as Chairman of Newstem Ltd., a biopharmaceutical company since June 2018. He has served as President and CEO of Acorn Energy Corp., an energy utility company, since January 2016 and CEO of Omnimetrix, LLC, a subsidiary of Acorn Energy Corp., since December 2019. He currently serves as Chairman and Director of Agudath Israel of Baltimore, Inc., a nonprofit religious organization.

Our Board concluded that Mr. Loeb should serve as a director of the Company because of Mr. Loeb’s significant financial expertise, cultivated over more than forty years of business, money management and investment banking experience, together with a background in public company management and audit committee experience.

On July 26, 2023, the Company entered into a letter agreement (the “Loeb Cooperation Agreement”) with Leap Tide and Mr. Loeb (collectively with Leap Tide and its affiliates, the “Leap Tide Parties”) relating to, among other things, the composition of the Board. On July 28, 2023, the Board appointed Mr. Loeb to the Board to fill the vacancy on the Board created by Mr. Palmedo’s resignation. Pursuant to the Loeb Cooperation Agreement, the Company agreed to appoint Mr. Loeb to the Board to serve in the class of directors up for election at the Company’s Annual Meeting, and to nominate Mr. Loeb to stand for election at the Annual Meeting. Until the later of the conclusion of the Company’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”) or when Mr. Loeb is no longer serving on the Board, the Leap Tide Parties have agreed to certain customary standstill provisions and a commitment to vote all shares of the Company beneficially owned by them in favor of the Board’s slate of directors and otherwise in accordance with the Board’s recommendations with respect to other properly vetted proposals.

The foregoing description of the Loeb Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Loeb Cooperation Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 1, 2023.

Except as disclosed above, there are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected as a director or nominee.

Nader G.M. Salour was appointed to our Board in October 2006 and then elected by the shareholders at the Company’s 2006 annual meeting of shareholders. Mr. Salour has been a Principal of real estate agency Cypress Realty of Florida since 2000. Mr. Salour serves as a director of NP Devland Holdings LLC, served as President of Abacoa Development Company, a real estate developer, from June 1996 to June 2006, and has served as a Director of Abacoa Partnership for Community, a non-profit foundation, since December 1997. He also served as a Director of the Economic Council of Palm Beach County, a non-profit, non-partisan organization that supports an open and collaborative relationship between the public and private sectors in Palm Beach County, from 2004 to 2016.

Our Board concluded that Mr. Salour should serve as a director of the Company because of his extensive experience in the real estate industry, including development, construction, project analysis and financing.

Ronald J. Macklin was appointed to our Board in June 2003 and then elected by the shareholders at the Company’s 2003 annual meeting of shareholders. Mr. Macklin served from 2015 through April 2019 as Senior Vice President and U.S. General Counsel for National Grid plc, a British multinational electricity and gas utility company, and formerly KeySpan Corporate Services, a distributor of natural gas, where he held various positions within the Office of General Counsel from 1991 until 2016.  Previously, Mr. Macklin was associated with the law firms of Rosenman & Colin and Cullen & Dykman. He earned a B.A. degree from Stony Brook University and a Juris Doctorate from Union University’s Albany Law School.

Our Board concluded that Mr. Macklin should serve as a director of the Company because of his legal and financial management expertise, which includes his legal experience in corporate transactions, real estate matters, litigation, compliance and business ethics.

Paul L. Lamb has been a director since 1997 and became Chairman of our Board on March 14, 1999. He is a founding partner in the law firm of LambZankel, LLP, where he has practiced law since 1984. Mr. Lamb also serves as the Chairman of the Board of The Atelier at Flowerfield, Inc., a not-for-profit classical art school, since its formation in 2016, as President of The Apes Hill Benevolent Society Inc., a not-for-profit company incorporated under the laws of Barbados, and as a director of 444 E. 57th Street Condominium. Mr. Lamb is the former President of the Suffolk County Bar Association and formerly the Dean of the Suffolk Academy of Law. He earned a B.A. from Tulane University, a J.D. from the University of Kentucky and an LL.M. from the University of London, England.

Our Board concluded that Mr. Lamb should serve as a director of the Company because he is an experienced attorney in all phases of finance and real estate development, which skill set brings extraordinary value in light of the Company’s business and structure.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of October 6, 2025, regarding the beneficial ownership of the Company’s common shares of limited liability company interests by (i) each person who the Company believes to be the beneficial owner of more than 5% of its outstanding common shares of limited liability company interests, (ii) each present director, (iii) each person listed in the Summary Compensation Table under “Executive Compensation,” and (iv) all the Company’s present executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

Name and address of beneficial owner	Amount and nature of beneficial ownership (1)	Percent of Class (8)
GAMCO Investors, Inc. One Corporate Center Rye, NY 10580	430,476 (2)	19.6

Towerview LLC 460 Park Avenue New York, NY 10022	338,107 (3)	15.4

Lance Gad Revocable Trust 5310 No. Ocean Drive, Unit 702 Riviera Beach, FL 33404	166,765 (4)	7.6

Star Equity Fund LP 53 Forest Avenue, Suite 101 Greenwich, CT 06870	156,774 (5)	7.1

Paul L. Lamb 1 Flowerfield, Suite 24 St. James, NY 11780	111,099(6)	5.1

Jan H. Loeb 1 Flowerfield, Suite 24 St. James, NY 11780	69,218(7)	3.1

Nader G.M. Salour 1 Flowerfield, Suite 24 St. James, NY 11780	33,918	1.5

Ronald J. Macklin 1 Flowerfield, Suite 24 St. James, NY 11780	30,441	1.4

Richard B. Smith 1 Flowerfield, Suite 24 St. James, NY 11780	21,570	1.0

Peter Pitsiokos 1 Flowerfield, Suite 24 St. James, NY 11780	0	*

Gary J. Fitlin 1 Flowerfield, Suite 24 St. James, NY 11780	0	*

All executive officers and Directors as a group (7 persons)	266,246	12.1

*Represents less than 1%.

(1)

Except as otherwise indicated, the beneficial owner has sole voting and investment power. Except as indicated, the beneficial owner has not pledged as security, or has any rights to acquire beneficial ownership of, any securities of the Company.

(2)

Based on Amendment No. 12 to Schedule 13D filed with the SEC on March 21, 2024. Consists of (i) 14,411 shares held by GAMCO Asset Management Inc., (ii) 219,825 shares held by Gabelli Funds, LLC (“Gabelli Funds”), (iii) 173,184 shares held by Gabelli & Company Investment Advisers, Inc. (“GCIA”), (iv) 22,316 shares held by Teton Advisors, LLC, and (v) 840 shares held by Associated Capital Group, Inc. (“AC”). Each of the persons filing the Schedule 13D has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the reported shares, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, except that (i) Gabelli Funds has sole dispositive and voting power with respect to the shares held by the Funds (as defined in the Schedule 13D referenced above) so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in the Company and, in that event, the Proxy Voting Committee of each Fund shall respectively vote that Fund’s shares, (ii) at any time, the Proxy Voting Committee of each such Fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations, and (iii) the power of Mario Gabelli, AC, GAMCO Investors, Inc., and GGCP, Inc. is indirect with respect to shares beneficially owned directly by other reporting persons.

(3)	Based on a Form 4 filed with the SEC on September 8, 2025 by Towerview LLC stating that it beneficially owned 338,107 common shares.

(4)

Based on a Schedule 13G/A filed with the SEC on March 14, 2024 by Lance Gad Revocable Trust, stating that he has the power to vote or direct the vote and has power to dispose of or direct the disposition of 166,765 common shares.

(5)

Based on Amendment No. 7 to Schedule 13D filed with the SEC on August 26, 2025 by Star Equity, stating that it has the power to vote or direct the vote, and power to dispose of or direct the disposition of 156,774 common shares.

(6)	Includes 80,557 shares in an Individual Retirement Account.

(7)	Includes 7,940 shares in Individual Retirement Account, 6,000 shares by Steinberg Family Trust, 4,000 shares by Kollel Simchas Chaim, 9,800 shares by Son and 2,913 shares by Tide Realty Capital.

(8)	The percent of class is calculated on the basis of the number of shares outstanding, which is 2,199,308 as of October 6, 2025.

INFORMATION ABOUT YOUR BOARD OF DIRECTORS AND MANAGEMENT

Board Meeting Attendance

There were fourteen regular and special Board meetings during the fiscal year ended December 31, 2024. Each director attended at least 90% of the aggregate of the total number of meetings of our Board and meetings held by all committees of our Board on which such director served during the fiscal year ended December 31, 2024.

Independence

Each of the members of, and our nominee for election to, our Board are independent directors as defined by the listing requirements of Nasdaq. The directors deemed to be independent under the independence standards of Nasdaq are Messrs. Lamb, Loeb, Macklin, Salour and Smith.

Committees

Our Board has established the following committees:

Audit Committee. The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, and its current members are Messrs. Smith (Chairman), Macklin and Salour. The Audit Committee meets with the Company’s independent auditors and management quarterly to review financial results, audited and unaudited financial statements (as the case may be), internal financial controls and procedures and audit plans and recommendations. The Audit Committee also recommends the selection, retention or termination of the Company’s independent auditors, approves services to be provided by the independent registered public accounting firm and evaluates the possible effect the performance of such services will have on the accountants’ independence. The Company has adopted a written charter for the Audit Committee, which is available on the Company’s website, http://www.gyrodyne.com. All of the members of the Audit Committee are independent directors as defined by the listing requirements of Nasdaq. The Audit Committee met four times during the fiscal year ended December 31, 2024. All members of the Audit Committee are “financially literate” within the meaning of SEC regulations and Nasdaq rules. Our Board has determined that at least one member, Mr. Smith, qualifies as an “audit committee financial expert” as a result of his extensive experience in the banking industry.

Compensation Committee. The Compensation Committee of the Board consists of Messrs. Lamb (Chairman), Macklin, Salour and Smith, all of whom our Board has determined are independent pursuant to the listing requirements of Nasdaq. The Compensation Committee has a written charter, which is available on the Company’s website, http://www.gyrodyne.com. The Compensation Committee oversees and administers the Company’s executive compensation programs and is therefore responsible for establishing guidelines and making recommendations for all compensation paid to executive officers and directors. The Compensation Committee also negotiates the terms of all employment arrangements with executive officers which may include compensation arrangements designed to reward management for achieving certain performance goals and which are revisited on an as needed basis. The Compensation Committee met one time during the fiscal year ended December 31, 2024. During the fiscal year ended December 31, 2024, the members of the Compensation Committee were Mr. Lamb (Chairman) and Messrs. Loeb, Macklin, Salour and Smith. The Company’s current compensation program for executives is intended to motivate and retain key executives to manage the business affairs of the Company in the best interests of the Company and its shareholders. Following the consummation of the Merger on August 31, 2015, the overriding objective of the Company’s executive compensation program is to incentivize management to carry out the Company’s plan to pursue zoning and/or entitlement opportunities intended to increase the values of our remaining major properties so that they can be sold at higher prices than otherwise possible, thereby maximizing distributions to our shareholders during the liquidation process within a reasonable period of time and then dissolving the Company.

Nominating Committee. The Nominating Committee consists entirely of non-employee directors and recommends guidelines to our Board regarding the size and composition of our Board and criteria for the selection of nominees. It also recommends the slate of director nominees to be included in this proxy statement and recommends candidates for vacancies which may occur. The Nominating Committee has a written charter, which is available on the Company’s website, http://www.gyrodyne.com. Each member of the Nominating Committee is an independent director as defined by the listing standards of Nasdaq. The Nominating Committee will accept for consideration shareholders’ nominations for directors if made in writing and otherwise in accordance with the procedures set forth in Section 5.14 of the LLC Agreement. The nominee’s written consent to the nomination and sufficient background information on the candidate must be included to enable the Nominating Committee to make proper judgments as to his or her qualifications. Nominations must be addressed to the Corporate Secretary of the Company at the Company’s headquarters and must be received no later than the deadline for submissions of shareholders’ proposals in order to be considered for the next annual election of directors.

The Nominating Committee believes that having directors with relevant experience in business and industry is beneficial and the Nominating Committee seeks to monitor the skills and experience of the Company’s directors. Our Board does not have a formal policy with respect to diversity. The Company values a number of attributes and criteria when identifying nominees to serve as a director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities, time availability and diversity. All identified candidates, including shareholder-proposed candidates, are evaluated by the Nominating Committee using generally the same methods and criteria, although those methods and criteria are not standardized and may vary from time to time. The Company typically engages the services of third parties to perform background examinations of potential nominees, for which the Company pays a fee, in order to assist the Nominating Committee in its evaluation.

The Nominating Committee met one time during the fiscal year ended December 31, 2024, and its members currently are Messrs. Salour (Chairman), Loeb and Macklin.

Investment Committee. The Investment Committee currently consists of Messrs. Loeb (Chairman), Smith and Salour, each of who are non-employee directors. The Investment Committee did not meet during the fiscal year ended December 31, 2024. The investment committee oversees the process of pursuing our plan of liquidation, pursuant to which we intend to pursue zoning and/or entitlement opportunities intended to increase the values of our two remaining major properties so that they can be sold at higher prices than otherwise possible, thereby maximizing distributions to our shareholders during the liquidation process within a reasonable period of time and then dissolving the Company. An additional function of the Investment Committee is to screen management recommendations with respect to the sale of assets and present recommendations to the full Board for approval.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

Material Proceedings

There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Involvement in Certain Legal Proceedings

There is no event that occurred during the past ten years with respect to any of our directors, director nominees or executive officers that is required to be described under Item 401(f) of Regulation S-K.

Shareholder Communications with Your Board

Our Board does not currently provide a process for shareholders to send communications to our Board or any of the directors. The Company believes that senior management, as opposed to individual directors, provides the public voice of the Company, and that shareholders can effectively communicate with the Company by contacting Gary J. Fitlin, President, Chief Executive Officer and Chief Financial Officer and Treasurer of the Company, through either regular mail, telephone, email or in person. Shareholders also have meaningful access to our Board through the shareholder proposal process, which is described below in “Shareholder Proposals”.

Code of Business Conduct and Ethics and Insider Trading Policy

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available at our website at www.gyrodyne.com (click “Investor Relations”). We expect that any amendments to the code of business conduct and ethics, or any waivers of its requirement, will be disclosed on our website.

In May 2004, our Board adopted a securities trading policy for the Company which was most recently amended and restated in 2024. Among other customary provisions, our securities trading policy allows the Company to designate blackout periods during which no Company officers, directors or employees may trade in the Company’s securities, as well as a requirement that all Company officers and directors seek pre-clearance from the Company’s compliance officer prior to any proposed trade in Company securities to determine if it raises insider trading concerns or other concerns under the federal or state securities laws and regulations.

Hedging Policy

The Company’s securities trading policy (described above) prohibits Company officers and directors from engaging in hedging or monetization transactions involving the Company's securities.

Board Leadership Structure and Oversight of Risk Management

The current leadership structure of our Board reflects a separation of the roles of chairman and principal executive officer. This leadership structure is intended to provide our Board with an appropriate level of independence from management and encourage a high degree of autonomy within our Board. Our Board, as a whole and through its committees, oversees the Company’s risk management process, including operational, financial, legal, and strategic risks. The Audit Committee assists our Board in the oversight of the risk management process. In addition, our Board is guided by management presentations at meetings of our Board and throughout the fiscal year that serve to provide visibility to Our Board about the identification, evaluation and management of risks the Company is facing as well as how to mitigate such risks.

Attendance Policy for Directors at Annual Shareholder Meetings

The Company encourages, but does not require, all of its directors to attend annual shareholders meetings of the Company. At the annual meeting of the Company’s shareholders in 2024, all five directors were in attendance.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act or the Exchange Act that might incorporate future filings or this proxy statement, this Report of the Audit Committee of our Board does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of the Company’s other filings under the Exchange Act, except to the extent that we specifically incorporate this Report by reference in such other filings. Pursuant to rules of the SEC and Financial Industry Regulatory Authority, the Audit Committee of the Company has issued the following report and affirmed that:

(i)  We have reviewed and discussed with management the audited financial statements for fiscal year ended December 31, 2024.

(ii)  The Company’s independent registered public accounting firm has discussed with the Audit Committee the results of the audit of the Company’s financial statements and have represented to the Audit Committee that their presentations include all matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, “Communications with Audit Committees,” and Rule 2-07 of Regulation S-X and the SEC. The Audit Committee has met (in person or telephonically) with our independent registered public accounting firm, Baker Tilly, with and without management present, to discuss the overall scope of Baker Tilly’s audit, the results of its examination, and the overall quality of the Company’s financial reporting as well as its internal control over financial reporting. The Company’s management assessed the effectiveness of its system of internal control over financial reporting as of December 31, 2024. The Audit Committee has reviewed and discussed the audited financial statements and effectiveness of internal control over financial reporting with management, and management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the U.S. and that the internal control over financial reporting was effective.

(iii)  We have received from the Company’s independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and we have discussed with the independent registered public accounting firm its independence with respect to the Company.

(iv)  Based on the review and discussions referred to above, we recommended to our Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Members of the Audit Committee

Richard B. Smith (Chairman)

Ronald J. Macklin

Nader G.M. Salour

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES WHO ARE NOT DIRECTORS

Gary J. Fitlin, age 60, joined the Company in October 2009 as its Chief Financial Officer and Treasurer. From August 2012 through February 24, 2013, Mr. Fitlin served as interim President and Chief Executive Officer following the resignation of Stephen V. Maroney in August 2012. Following the separation of Frederick C. Braun III (President and Chief Executive Officer from February 2013 through April 2017) from the Company, the Board appointed Mr. Fitlin as President and Chief Executive Officer effective May 1, 2017. Prior to joining the Company, he was Director of Accounting Implementation for Lexington Realty Trust, a publicly traded real estate investment trust on the NYSE, from July 2006 to March 2008, where he was responsible for mergers and acquisitions. Prior to that, Mr. Fitlin served as Vice President and Corporate Controller for Source Media (f/k/a Thomson Media), a publisher and software solution provider, from June 2005 to July 2006, where he was responsible for global accounting, management reporting, tax compliance and planning, financial systems, risk management and contract administration. Prior to that, he served as a senior financial officer for various publicly traded companies where he was responsible for mergers and acquisitions, global accounting, management reporting, tax compliance and planning, financial systems, risk management and contract administration. Mr. Fitlin also serves as chairman of the CEO Leadership Committee for Stony Brook University. He is a Certified Public Accountant, an alumnus of accounting firm Arthur Andersen & Co., and earned a BS degree in Accounting and Economics from the State University of New York at Oswego.

Peter Pitsiokos, age 66, joined the Company in July 1992 as its Assistant Secretary and served as its General Counsel from 1992-2004. He has been the Company’s Executive Vice President, Chief Operating Officer and Chief Compliance Officer since 2004. He has also been Corporate Secretary of the Company for over fifteen years. Mr. Pitsiokos was formerly the Executive Assistant District Attorney in Suffolk County, New York. He also served as the Assistant Director of Economic Development and the Director of Water Resources in the Town of Brookhaven. He is a former trustee of the Three Village Central School District in Setauket, New York. Mr. Pitsiokos also maintained a private law practice in which he represented several national and local owners, managers and developers of real estate. He earned a law degree from Villanova University and a BA degree from Stony Brook University.

EXECUTIVE COMPENSATION

Executive Summary

The following table sets forth the total compensation awarded to, earned by or paid to each of the following persons (collectively referred to as the “named executive officers”) for services rendered during the years ended December 31, 2024 and 2023:

(a)	our principal executive officers; and

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended December 31, 2024 and 2023.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Gary J. Fitlin	2024	250,000	-	-		-	-	-	250,000
President, CEO, CFO and Treasurer	2023	250,000	10,000	-	-	-	-	-	260,000

Peter Pitsiokos	2024	200,000	-	-		-	-	-	200,000
COO and Secretary	2023	200,000	10,000	-	-	-	-	-	210,000

The Company has concluded that aggregate amounts of prerequisites and other personal benefits, securities or property to any of the current executives does not exceed $10,000 and that the information set forth in tabular form above is not rendered materially misleading by virtue of the omission of such personal benefits.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

Employment Agreements

On May 17, 2013, the Company entered into a new employment agreement with Mr. Fitlin (the “Employment Agreement”) dated May 15, 2013 and effective April 1, 2013, pursuant to which Mr. Fitlin continued to serve as President and Chief Executive Officer and as Senior Vice President and Chief Financial Officer. Pursuant to the Employment Agreement, Mr. Fitlin earns a base salary at the rate of $250,000 per year plus a discretionary bonus, as determined and approved by the Board based upon the profitability and/or performance of the Company. Additionally, Mr. Fitlin is entitled to a bonus equal to $125,000 if he is employed by the Company as of the effective date of a change-in control (the “Change-in-Control Bonus”). The Employment Agreement defines a change-in-control as the first to occur of a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, as each such term is defined under Section 409A of the Internal Revenue Code (the “Code”). Pursuant to the terms of the Employment Agreement, there is no required minimum period of employment, and either the Company or Mr. Fitlin may terminate at any time, with or without cause. If Mr. Fitlin is terminated without cause, the Company must provide him with at least 60 days’ prior written notice of termination and must pay him (i) the pro rata share of his base salary through those 60 days, (ii) the Change-in-Control Bonus, and (iii) severance pay equal to six months’ base salary from the date of termination. If Mr. Fitlin is terminated for cause (as defined in the Employment Agreement), he will be paid the pro rata share of his base salary through the date of termination. Mr. Fitlin may also terminate upon 60 days’ prior written notice. The foregoing description of the Employment Agreement is only a summary of its material terms, does not purport to be complete and is qualified in its entirety by reference to that agreement. A copy of the Employment Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K on May 23, 2013.

On May 8, 2014, the Company entered into a new employment agreement with Mr. Pitsiokos effective May 15, 2014, pursuant to which Mr. Pitsiokos continues to serve as Executive Vice-President, Chief Operating Officer, Chief Compliance Officer and Corporate Secretary. Pursuant to the agreement, Mr. Pitsiokos earns a base salary at the rate of $200,000 per year plus a discretionary bonus, as determined and approved by the Board based upon the profitability and/or performance of the Company. There is no required minimum period of employment, and either the Company or Mr. Pitsiokos may terminate at any time, with or without cause. If Mr. Pitsiokos is terminated without cause, the Company must provide him with at least 60 days’ prior written notice of termination and must pay him the pro rata share of his base salary through those 60 days and severance pay equal to six months’ base salary from the date of termination. On January 25, 2018, the Company entered into an amendment to the employment agreement with Mr. Pitsiokos effective January 25, 2018, to define with greater specificity Mr. Pitsiokos’ duties and responsibilities with respect to the Company’s properties.

Outstanding Equity Awards at Fiscal Year End

As of the year ended December 31, 2024, there were no unexercised options and/or stock that has not vested or equity incentive plan awards held by any of the Company’s named executive officers.

Severance and Change-in-Control Benefits

Pursuant to the Employment Agreement with Mr. Fitlin, Mr. Fitlin earns a Change-in-Control Bonus equal to $125,000 if he is employed by the Company as of the effective date of a change-in-control. The Employment Agreement defines a change-in-control as the first to occur of a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, as each such term is defined under Section 409A of the Code. Pursuant to the terms of the Employment Agreements, there is no required minimum period of employment, and either the Company or the executive may terminate at any time, with or without cause. If the executive is terminated without cause, the Company must provide him with at least 60 days’ prior written notice of termination and must pay him (i) the pro rata share of his base salary through those 60 days, (ii) the Change-in-Control Bonus, and (iii) severance pay equal to six months’ base salary from the date of termination. If the executive is terminated for cause (as defined in the Employment Agreements), he will be paid the pro rata share of his base salary through the date of termination. Each of the executives may also terminate upon 60 days’ prior written notice.

Pursuant to the employment agreement with Mr. Pitsiokos, Mr. Pitsiokos may be terminated at any time, with or without cause. If Mr. Pitsiokos is terminated without cause, the Company must provide him with at least 60 days’ prior written notice of termination and must pay him the pro rata share of his base salary through those 60 days and severance pay equal to six months’ base salary from the date of termination.

Retention Bonus Plan

In May 2014, the Board approved the Retention Bonus Plan (the “Bonus Plan”) designed to recognize the nature and scope of the responsibilities of our directors, executives and employees related to the Company’s strategic plan to enhance property values, liquidate and dissolve, to reward and incent performance in connection therewith, to align the interests of directors, executives and employees with our shareholders and to retain such persons for the duration of the strategic plan. As originally structured, the Bonus Plan provided for benefits to employees and directors.

On September 5, 2023, following an extended period of engagement with our shareholders during which we met with shareholders holding in the aggregate over 60% of our outstanding shares and the Company received significant shareholder feedback regarding the Company’s incentive compensation program, the Board approved Amendment No. 5 to the Bonus Plan to reflect such shareholder feedback and create better alignment of interests between the Bonus Plan participants and all shareholders. Also as a result of such shareholder engagement and feedback, the Board on September 5, 2023 approved the adoption of the Gyrodyne, LLC Restricted Stock Award Plan (the “Stock Plan”). On September 5, 2023, the Board approved the adoption of the Stock Plan solely to replace director participation in the Bonus Plan. Pursuant to the Stock Plan, the director participants in the Bonus Plan agreed to waive their benefits thereunder (which they also agreed to reduce by $579,328), in exchange for an equivalent value of shares issuable under the Stock Plan, subject to shareholder approval of the Stock Plan which was secured at the Company’s 2023 annual shareholders meeting. The Stock Plan was attached as an exhibit to the Company’s Form 8-K filed with the SEC on September 11, 2023.

Major Changes in the Bonus Plan to Improve Alignment with all Shareholders

In response to valuable shareholder input resulting from the Company’s process of shareholder engagement, the Board and the shareholders approved significant changes to the Bonus Plan in 2023 through Amendment No. 5 to better align the interests of participants with those of all shareholders. The major changes to the Bonus Plan consist of the following:

●

Waiver of plan benefits by directors: Director participants agreed to waive all Bonus Plan benefits in exchange for equivalent value of shares issuable under the Stock Plan, and all such waived benefits were deemed void and not reallocated to any other participants in the Bonus Plan.

●	Aggregate of $1,716,436 shifted back to the Company, consisting of:

●

$1,137,108 forfeited by retired directors: Prior to Amendment No. 5, the Bonus Plan provided that Bonus Plan benefits forfeited by retired director participants would be re-allocated among the remaining director participants pro rata. Nevertheless, under Amendment No. 5, such forfeited Bonus Plan benefits in the estimated amount of $1,137,108 were removed from the pool and returned to the Company; and

●

$579,328 in reduced benefits: The director participants in the Bonus Plan agreed to reduce their Bonus Plan benefits by $579,328 (from $2,558,493 to $1,979,165), a 22.6% reduction in benefits, prior to the exchange by such participants of Bonus Plan benefits for shares under the Stock Plan.

●	Bonus rate: Bonus rate on property sale proceeds is 4.12% on up to $50,985,000 of net proceeds (net of commissions); 6.72% for incremental net sales above $50,985,000.

●

Delayed vesting: An employee participant will only vest in plan benefits triggered by property sales if he or she remains continuously employed through both the date of closing and the date of the Board’s irrevocable determination of a shareholder distribution; if employment terminates by death, disability or voluntary termination following substantial reduction in compensation (assuming no “cause” grounds for involuntary termination), however, the employee participant remains entitled to benefits only with respect to any property sales occurring within three years and yielding an internal rate of return of at least 4%.

●

Benefits generally not payable until shareholders paid: Benefits not payable until liquidating cash distributions are paid to shareholders, except that employee participants will receive early payments if the cumulative amounts credited to the bonus pool bookkeeping account for employee participants equals or exceeds $500,000.

●

Removal of price floor: The price floor hurdle for the sale of properties has been removed to eliminate the perception of any perverse incentive to avoid particular property sales that may not exceed the floor but which otherwise may be in the best interests of shareholders.

The following chart demonstrates how the bonus pool would have been or is distributable to named participants in the bonus plan for so long as they are directors or employees of the Company, both pre-Amendment No. 5 and post-Amendment No. 5:

Board Members/Employees	Prior to Amend. No 5	Post-Amendment No. 5
Board Members(a)	45.000%	0.000%
Board Discretionary Amount (b)	20.000%	0.000%
Chief Executive Officer	15.474%	44.211%
Chief Operations Officer	13.926%	39.789%
Officer Discretionary Amount (c)	1.750%	5.000%
Other (d)	3.850%	11.000%
Total	100.000%	100.000%

(a)

15% (18.75%) for the Chairman and 10% (12.5%) for each of the other three remaining participant directors. Jan Loeb (nominated to the Board on July 28, 2023 and elected to a three-year term on October 12, 2023) is not a participant in the Plan.

(b)	Amount forfeited upon departure of two directors, which would have been reallocated to the remaining directors pursuant to the Plan.
(c)	The officer discretionary amount will be allocated to the officers within the discretion of the Board.
(d)

Other employees will receive 0.75% prior to amendment 5 or 2.143% after amendment No. 5 and the approval of the restricted stock plan. The remaining 3.10% (prior to amendment 5) or 8.857% (after amendment 5) will be allocated to officers and employees within the discretion of the Board.

There were no payments made under the Plan during 2023, 2024 or the six months ended June 30, 2025.

Deferred Compensation Plan

On December 6, 2019, the Board approved the Gyrodyne, LLC Nonqualified Deferred Compensation Plan for Employees and Directors (the “DCP”) effective as of January 1, 2020. The DCP is a nonqualified deferred compensation plan maintained for officers and directors of the Company. Under the DCP, officers and directors may elect to defer a portion of their compensation to the DCP and receive interest on such deferred payments at a fixed rate of 5%. All DCP benefits will be paid in a single lump sum cash payment on December 15, 2026, unless a plan of liquidation is established for the Company before such distribution date in which case all benefits will be paid in a single lump sum cash payment after execution of an amendment to terminate the DCP. With the exception of Jan Loeb, appointed to the Board in July 2023, each of the Directors elected (under the DCP) to defer 100% of his director fees for 2020, 2021, 2022, 2023, 2024 and 2025. The foregoing description of the DCP does not purport to be complete and is qualified in its entirety by reference to the full text of the DCP, which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 13, 2019.

Pay Versus Performance Disclosure

The following section has been prepared in accordance with pay versus performance rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Under these new rules, the SEC has developed a definition of pay, referred to as Compensation Actually Paid (“CAP”). We are required to calculate CAP for our Named Executive Officers and then compare it with certain Company performance measures. Shareholders should refer to our compensation philosophy discussion and analysis in this proxy statement for a complete description of how executive compensation relates to Company performance measures and how the Compensation Committee makes it decisions related thereto. The Compensation Committee did not consider this SEC-required pay versus performance analysis and disclosure below in making its pay decisions for any of the years shown.

Pay Versus Performance Table

The following table shows the past two fiscal years’ total compensation for our Named Executive Officers as set forth in the Summary Compensation Table (“SCT”), the CAP to our Named Executive Officers (as determined pursuant to SEC rules), our total shareholder return (“TSR”), and our net loss. We are a “smaller reporting company,” as defined in Rule 12b-2 under the Exchange Act, and have elected to provide in this proxy statement certain scaled disclosures permitted under the Exchange Act for smaller reporting companies.

SEC rules require certain adjustments be made to the SCT totals to determine CAP as reported in the pay versus performance table. CAP does not necessarily represent cash and/or equity value transferred to the applicable Named Executive Officer without restriction, but rather is a valuation calculated under applicable SEC rules. The methodology for calculating CAP as required by Item 402(v) of Regulation S-K takes into account, among others, changes in share price and its impact on the fair value of equity awards.

Year	SCT Total for the Principal Executive Officer (“PEO”)(1)	CAP to PEO(2)	Average SCT Total for Non-PEO NEOs(3)	Average CAP to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on TSR(5)	Change in Net Assets (6)
2024	$250,000	$250,000	$200,000	$200,000	$55.51	$(124,721)
2023	$260,000	$260,000	$210,000	$210,000	$61.54	$353,535
2022	$260,000	$260,000	$210,000	$210,000	$49.85	$7,339,729

(1)	Mr. Fitlin was the PEO for each of the years ended December 31, 2024 and 2023. For additional information, see “Executive Compensation—Summary Compensation Table.”
(2)	There are no adjustments to report in the SCT for the PEO Named Executive Officer or for the non-PEO Named Executive Officer in calculating the CAP.
(3)	Mr. Pitsiokos was the Non-PEO Named Executive Officer for each of the years ended December 31, 2024 and 2023.
(4)	There are no adjustments to report in the SCT for the PEO Named Executive Officer or for the non-PEO Named Executive Officer in calculating the CAP.
(5)	The Company’s cumulative TSR assumes $100 was invested in the Company for the period starting December 31, 2020 through the end of each listed year. We did not pay dividends during the period.
(6)

SEC rules require that the mandated pay versus performance table provide net income data. However, effective September 1, 2015, the Company adopted the liquidation basis of accounting, under which the consolidated balance sheet and consolidated statements of operations, equity, comprehensive income and cash flows are no longer presented. Rather, the consolidated statements of net assets and changes in net assets are the principal financial statements presented under the liquidation basis of accounting.

We do not utilize TSR or net income (loss) as performance measures in our executive compensation program; however, we do utilize other performance measures to align executive compensation with the Company’s performance as described in the Executive Compensation section of this proxy statement. The objectives against which the annual performance of our executive officers are measured are set to increase shareholder value.

COMPENSATION OF DIRECTORS

Each member of the Board is entitled to receive an annual director fee of $42,000 per year (which includes attendance at board meetings and committee meetings). In addition to the annual director fee, the Chairman also receives a Chairman’s fee of $78,000 per year for a total fee (director’s fee plus Chairman’s fee) payable of $120,000 per year.

The following table shows the compensation earned by or paid in cash to each of the Company’s non-officer directors for the year ended December 31, 2024:

Name (a)	Fees earned or paid in cash (b)	Stock awards (c)	Option awards (d)	Non-equity incentive plan compensation (e)	Nonqualified deferred compensation earnings (f)	All other compensation (g)	Total (h)

Paul L. Lamb	$120,000	$-	$-	$-	$-	$-	$120,000

Jan Loeb	42,000	-	-	-	-	-	42,000

Richard B. Smith	42,000	-	-	-	-	-	42,000

Ronald J. Macklin	42,000	-	-	-	-	-	42,000

Nader G.M. Salour	42,000	-	-	-	-	-	42,000

Total	$288,000	$-	$-	$-	$-	$-	$288,000

On September 5, 2023, the Board approved the adoption of the Stock Plan solely to replace director participation in the Bonus Plan. In connection with adoption of the Stock Plan, the director participants in the Bonus Plan agreed to waive their benefits thereunder (which they also agreed to reduce by $579,328) in exchange for an equivalent value of shares issuable under the Stock Plan, or an aggregate of 91,628 shares based upon an exchange price per share of $21.60 (the estimated net asset value per share at the time of exchange), subject to and effective upon shareholder approval of the Stock Plan which was secured at the Company’s 2023 annual shareholders meeting on October 12, 2023. The 91,628 shares issued to the participating directors under the Stock Plan are subject to vesting, occurring (i) in equal one-third tranches on each of the first three anniversaries of the grant date, and (ii) at such time as a liquidating distribution is made to the shareholders of the Company, subject to acceleration upon a liquidating distribution. Unvested Stock Plan shares will be forfeited by a participant if such participant is no longer serving on the Board at or prior to such time that liquidating distributions are paid to the shareholders other than as a result of death, disability or failure to be reelected.

On December 6, 2019, the Board approved the DCP, the full text of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 13, 2019. See “Executive Compensation - Deferred Compensation Plan”, above. With the exception of Mr. Loeb, appointed to the Board in July 2023, each of the Directors elected (under the DCP) to defer 100% of his director fees for 2020, 2021, 2022, 2023, 2024 and 2025. The foregoing description of the DCP does not purport to be complete and is qualified in its entirety by reference to the full text of the DCP, which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 13, 2019.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

Except as set forth below, there were no transactions in effect since January 1, 2023 (the beginning of the fiscal year preceding the Company’s last fiscal year) or currently proposed in which the Company was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the Company’s total assets at the end of the last two completed fiscal years, and in which any related person (as such term is defined in Item 404(a) of Regulation S-K) had or will have a direct or indirect material interest.

Indemnification Agreements

The Company has entered into indemnification agreements with our directors that provide, among other things, that we will indemnify such directors, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements the director may be required to pay in actions or proceedings which the director is or may be made a party by reason of his or her position as a director of the Company, and otherwise to the fullest extent permitted under New York law and our LLC Agreement.

Lease with Not-for-Profit

The Company has entered into various leasing arrangements with a not-for-profit organization of which the Company’s Chairman, Mr. Lamb, serves as Chairman and a director but receives no compensation or any other financial benefit.

In March 2022, a Consolidated Lease Agreement was signed between the Company and the not-for-profit organization that extended the lease to December 2027. It also changed some terms of the original leases including rent on the master lease suite, 3% escalators and agreements on work to be done by the Company and the tenant. The signed Consolidated Lease Agreement reflects a below market lease of $8,829 annually and $44,144 during the extended period. A summary of the additional rent under the new arrangement is as follows:

Term	Square Feet	Annual Rent	Total Commitment (excluding renewal options)
April 2022—Dec 2027	6,006	$51,051	$317,455

During the twelve months ended December 31, 2024 and 2023, the Company received rental revenue of $54,160 and $52,583, respectively.

The independent members of the Board of the Company approved all of the leasing transaction described above.

The Chairman is also a partner of the firm LambZankel, LLP that provided pro bono legal representation to the aforementioned not-for-profit corporation on the lease.

PROPOSAL 2: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s shareholders are entitled to vote whether to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement.

The compensation of our named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. We believe that our executive compensation program is appropriately designed and responsible in that it is designed to promote the Company’s strategic plan without encouraging our executives to assume excessive risks. Our Compensation Committee believes that the Company’s executive compensation program must be tailored to meet the demands of the Company’s strategic plan to pursue zoning and/or entitlement opportunities intended to increase the values of our two remaining major properties so that they can be sold to a developer at higher prices than otherwise possible, thereby maximizing distributions to our shareholders during the liquidation process within a reasonable period of time and then dissolving the Company.

The Compensation Committee believes the Company’s executive compensation program is well-aligned with the Company’s strategic plan and the long-term interests of shareholders.

Accordingly, our Board is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on our Board or the Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and our Board and, accordingly, our Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED PROXY CARD TO VOTE IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board, upon the recommendation of the Audit Committee, which is comprised entirely of independent directors, has appointed the accounting firm of Baker Tilly as our independent registered public accounting firm for the current fiscal year. The appointment of Baker Tilly (successor to Holtz Rubenstein Reminick LLP) had been ratified by the shareholders of Gyrodyne Company of America, Inc. every year since 1990 and by the shareholders of the Company since the Merger of Gyrodyne Company of America, Inc. and Gyrodyne Special Distribution, LLC with and into the Company.

Our Board is requesting ratification of Baker Tilly as our independent registered public accounting firm for the fiscal year ending December 31, 2025. This firm has no financial interest in the Company or any connection with the Company other than as auditors and as independent registered public accounting firm. The report of Baker Tilly with respect to the Company’s financial statements appears in the Company’s annual report for the fiscal year ended December 31, 2024.

In the event the proposal is defeated, the adverse vote will be considered a direction to our Board to select another independent registered public accounting firm for the next fiscal year. However, because of the expense and difficulty of making any substitution of an independent registered public accounting firm after the beginning of a fiscal period, it is contemplated that the appointment for fiscal year 2025 will be permitted to stand unless our Board finds other reasons for making the change.

Audit and Other Fees

The following is a summary of the fees billed to the Company by Baker Tilly, its independent registered principal accountants, for professional services rendered for the years ended December 31, 2024 and 2023:

Fee Category	Fiscal December 31, 2024	Fiscal December 31, 2023
Audit Fees (1)	$265,538	139,128
Audit Related Fees (2)	-	-
Tax Fees (3)	46,550	44,610
All Other Fees(4)	-	-
Total Fees	$312,088	$187,738

(1) Audit Fees consist of aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements, review of the interim financial statements included in quarterly reports, and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2024 and 2023, respectively.

(2) Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” for the fiscal years ended December 31, 2024 and 2023, respectively. Such services include review of the Company’s strategic plan analysis, Form 8-K filings, proxy filings and research into various accounting issues.

(3) Tax Fees consist of aggregate fees billed for professional services rendered by the Company’s principal accountant for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2024 and 2023, respectively. The amounts disclosed consist of fees paid for the preparation of federal and state income tax returns and Schedules K-1.

(4) All Other Fees consist of the aggregate fees for products and services other than the services described above for the fiscal years ended December 31, 2024 and 2023, respectively.

None of the services performed by Baker Tilly for the Company were performed by non-full-time Baker Tilly employees.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the principal accountants and approves in advance any services to be performed by the principal accountants, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the principal accountant’s independent auditors. The Audit Committee has determined not to adopt any blanket pre-approval policies or procedures. All of the fees shown above were pre-approved by the Audit Committee.

A representative of Baker Tilly is expected to be present at the Annual Meeting, will be given an opportunity to make a statement if he or she desires to do so and is expected to be available at a designated time during the Annual Meeting to respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025. WE STRONGLY ENCOURAGE YOU TO USE THE ENCLOSED PROXY CARD TO VOTE IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION.

SHAREHOLDER PROPOSALS FOR THE 2026 ANNUAL MEETING

If a shareholder wishes to have a particular proposal considered by our Board for inclusion in the Company’s proxy statement for the 2026 Annual Meeting, the shareholder must satisfy the requirements set by the SEC in its proxy rules. The particular proxy rule, Rule 14a-8, requires that shareholders submit their proposals in writing to the Company at least 120 days before the anniversary date of this proxy statement mailing date for the prior year’s annual meeting. Thus, shareholders who wish to submit their proposals for inclusion in the Company’s proxy statement for the 2026 Annual Meeting must be received by us at our principal executive offices no later than June 19, 2026; provided, however, if the date of the 2026 Annual Meeting has been changed by more than 30 days from the date of the Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials, which would be disclosed in the Company’s reports filed with the SEC. The notice must clearly identify the proposal, contain a brief supporting statement and all required information about the proposing shareholder, and otherwise satisfy the requirements of Rule 14a-8. Under Rule 14a-8, to be eligible for submission of a proposal for inclusion in the Company’s proxy statement, a shareholder must have continuously held at least $2,000, $15,000, or $25,000 in market value of the Company’s securities entitled to vote on the proposal for at least three years, two years, or one year, respectively. Proposals should be addressed to the Corporate Secretary of the Company, Gyrodyne, LLC, One Flowerfield, Suite 24, Saint James, New York 11780.

In order for a shareholder nomination or proposal to be raised from the floor during an annual meeting of shareholders, the requirements set forth in the LLC Agreement with respect to shareholder proposals must be followed, including the requirement that written notice thereof must be received by the Company not less than 120 days nor more than 150 days before the anniversary date of the prior year’s annual meeting (there are special rules if the current year’s meeting date is held more than 30 days before, or more than 60 days after, the anniversary of the prior year’s meeting date). For the 2026 Annual Meeting, the written notice must be given not later than July 8, 2026 and no earlier than June 8, 2026. If the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, however, notice by the shareholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2026 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2026 Annual Meeting is first made by the Company. The shareholder’s written notice must contain the information required in the LLC Agreement, including, but not limited to, (i) all information relating to any nominees proposed by the shareholder that is required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder, (ii) a brief description of any proposals sought to be presented for a vote at the meeting, (iii) the shareholder’s name and record address and (iv) the class and number of common shares of limited liability company interests that are beneficially owned. Shareholders proposing nominees for election to our Board must have continuously held at least $2,000 in market value, or 1%, of the Company’s outstanding common shares of limited liability company interests entitled to vote for at least one year by such date of giving of notice or be entitled to cast votes with respect to at least 5% of the outstanding common shares of limited liability company interests. Nominations and proposals should be submitted in writing to the Corporate Secretary of the Company, Gyrodyne, LLC, One Flowerfield, Suite 24, Saint James, New York 11780, who will submit them to our Board for its consideration.

In addition to satisfying the foregoing requirements under our LLC Agreement, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 6, 2026. If the 2026 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following public announcement by the Company of the date of the 2026 Annual Meeting.

ADDITIONAL INFORMATION

Other Business

The Company knows of no other business to be submitted to the shareholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment and in the manner they believe to be in the best interests of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Costs of the Solicitation

The Company will bear the cost of solicitation of proxies. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials. Copies of the proxy materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding our shares in their names that are beneficially owned by others to forward to those beneficial owners. We will reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers, and certain regular employees. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically. Other than the persons described in this proxy statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. No additional compensation will be paid to our directors, officers and certain regular employees for such services, but they may be reimbursed for reasonable out-of-pocket expenses.

The Company has retained MacKenzie Partners to assist in the solicitation of proxies in conjunction with the Annual Meeting. We have agreed to pay MacKenzie $9,000, plus reasonable out-of-pocket expenses for proxy solicitation services, which are not to exceed approximately $27,000 in total. MacKenzie expects that approximately 10 of its employees will assist in the solicitation. The parties’ engagement letter contains confidentiality, indemnification, and other provisions that the Company believes are customary for this type of engagement.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. We make available free of charge on or through our website, http://www.gyrodyne.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or Section 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s website, http://www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Gyrodyne, LLC

Attn: Investor Relations

One Flowerfield, Suite 24

Saint James, New York 11780

Telephone: (631) 584-5400

Facsimile: (631) 584-7075

If you would like to request documents from us, please do so by October 27, 2025, to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website, http://www.gyrodyne.com, and the “Recent Filings” tab therein. The information included on our website is not incorporated by reference into this proxy statement.

If you have any questions concerning the Annual Meeting, the proposals to be considered at the Annual Meeting or this proxy statement, or if you would like additional copies of this proxy statement or need help voting your common shares of limited liability company interests, please contact our proxy solicitor: MacKenzie Partners, Inc., toll-free at 1-800-322-2885.

APPENDIX A

ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board, the Board’s nominees and certain officers and employees of the Company are “Participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such Participants.

Directors and Director Nominee

The names and present principal occupation of our directors and director nominee, each a Participant, are set forth below. The business address for the Company’s current directors and director nominee is c/o Gyrodyne, LLC, One Flowerfield, Suite 24, Saint James, New York 11780.

Name	Present Principal Occupation
Jan H. Loeb	Managing Member, Leap Tide President and CEO, Acorn Energy, Inc. CEO, OmniMetrix
Paul L. Lamb	Partner, LambZankel, LLP
Ronald J. Macklin	Retired
Nader G.M. Salour	Principal, Cypress Realty of Florida, LLC
Richard B. Smith	Mayor, Incorporated Village of Nissequogue

Officers and Employees

Executive officers and employees of the Company who are Participants are Messrs. Fitlin and Pitsiokos, whose present principal occupations are set forth above in this proxy statement under the heading “Executive Officers and Significant Employees Who Are Not Directors”. The business address for the Company’s current executive officers is c/o Gyrodyne, LLC, One Flowerfield, Suite 24, Saint James, New York 11780.

Information Regarding Ownership of the Company’s Securities by Participants

The number of the Company’s securities beneficially owned by the Participants as of October 6, 2025 is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement.

Information Regarding Transactions in the Company’s Securities by Participants

The following table sets forth information regarding purchases and sales of the Company’s securities during the past two years by the Participants within the past two years. No part of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Date	Title of Security	Number of Shares	Transaction Type
Jan H. Loeb	03/12/2024	Common Shares	3,632	Other Acquisition or Disposition

Paul L. Lamb	04/01/2024	Common Shares	(4,368)	Open Market Sale
	03/12/2024	Common Shares	47,895	Other Acquisition or Disposition
	11/14/2023	Common Shares	30,542	Grant, Award or Other Acquisition

Ronald J. Macklin	03/12/2024	Common Shares	8,698	Other Acquisition or Disposition
	11/14/2023	Common Shares	20,362	Grant, Award or Other Acquisition

Nader G.M. Salour	03/12/2024	Common Shares	9,690	Other Acquisition or Disposition
	11/14/2023	Common Shares	20,362	Grant, Award or Other Acquisition

Richard B. Smith	03/12/2024	Common Shares	346	Other Acquisition or Disposition
	11/14/2023	Common Shares	20,362	Grant, Award or Other Acquisition

Miscellaneous Information Regarding Participants

Each of the Company’s directors and officers is entitled to indemnification under our LLC Agreement, which provides in certain circumstances for indemnification and advancement of expenses to the fullest extent permitted by the New York Limited Liability Company Law. The Company has also entered into indemnification agreements with our directors.

Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or owns of record but not beneficially, any common shares of limited liability company interests or other securities of the Company, (ii) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, securities of any parent or subsidiary of the Company or (iii) has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, no part of the purchase price or market value of any of the securities in this Appendix A is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

In addition, other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, none of the Participants (i) is now, or has been within the past year, a party to any contracts, arrangements or understandings with any person with respect to any of the Company’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies, (ii) has been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) during the past ten years, (iii) is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected or (iv) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Other than as set forth in this Appendix A or elsewhere in this proxy statement and based on the information provided by each Participant, neither the Participants nor any of their associates or immediate family members have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

GYRODYNE, LLC

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 5, 2025 11:00 A.M. EASTERN TIME

VOTE BY INTERNET- http://www.cesvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 4, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Complete, sign, date and promptly return your proxy card in the postage-paid envelope we have provided or return it to Gyrodyne, LLC, c/o Corporate Election Services,

P.O. Box 3230 Pittsburgh, Pennsylvania 15230.

CONTROL NUMBER

▼ CONTINUED AND TO BE SIGNED ON REVERSE SIDE ▼

THIS IS THE PROXY CARD

GYRODYNE, LLC

ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 5, 2025 11:00 A.M. EASTERN TIME

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE “BOARD”)

The undersigned hereby designates Gary J. Fitlin and Peter Pitsiokos or either of them as proxies (each of them acting individually or in the absence of others, with full power of substitution and re-substitution), with all powers that the undersigned would possess if personally present, to represent the undersigned at the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Gyrodyne, LLC (the “Company”) to be held at Flowerfield Celebrations, Mills Pond Road, St. James, New York 11780 on November 5, 2025 at 11:00 a.m. Eastern Time, and any adjournment or postponement thereof, and revoking all proxies heretofore given, as designated hereon. This proxy shall remain in effect for a period of one year from its date.

THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION THE COMPANY’S DIRECTOR NOMINEE ON PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3, USING THIS PROXY CARD.

IMPORTANT – PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

THANK YOU FOR VOTING.

NOTICEOFINTERNETAVAILABILITYOF

PROXYMATERIALS FOR THE ANNUAL MEETING

The notice of the annual meeting of shareholders, proxy statement and proxy card are available at:

https://www.gyrodyne.com/proxy.php.

▼ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL ▼

THIS PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATIONS.

Receipt of the Proxy Statement and Annual Report is hereby acknowledged.

THE BOARD RECOMMENDS A VOTE “FOR” THE COMPANY NOMINEE LISTED IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3. IF YOU SIGN AND RETURN YOUR PROXY CARD AND DO NOT SPECIFY HOW YOU WANT YOUR SHARES TO BE VOTED, THEY WILL BE VOTED “FOR” THE COMPANY NOMINEE LISTED IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3.

1.

To elect one director to a three-year term of office ending at the 2028 annual meeting of shareholders, to serve until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal.

a. Richard B. Smith ☐ FOR ☐ WITHHOLD

2.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying proxy statement.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2025.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD AND MAY BE REVOKED PRIOR TO EXERCISE.

Date

Signature

Title or Authority

Signature if Held Jointly

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

NOTE: In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting or any adjournment, postponement, rescheduling or continuation thereof to the extent permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended.